Other Non-Current Liabilities	12 Months Ended
Dec. 31, 2025
Disclosure Of Other Non-Current Liabilities [Abstract]
Other Non-Current Liabilities
23.
OTHER NON-CURRENT LIABILITIES

On November 19, 2025, the Group entered into a settlement agreement to fully resolve and conclude all matters related to legal proceedings previously filed in the Grand Court of the Cayman Islands by two minority investors. Under the terms of the agreement, the Group agreed to pay $5.0 million in cash and approximately $0.9 million in associated legal expenses.

As of December 31, 2025, $4.0 million of the settlement obligation remains unpaid. Based on the payment due dates, $1.0 million of the settlement obligation is included in other payables and accruals, with the remaining $3.0 million classified as other non-current liabilities as of December 31, 2025.